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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2002


                           PROSPERITY BANCSHARES, Inc.
             (Exact name of registrant as specified in its charter)




         Texas                            0-25051               74-2331986
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


         4295 San Felipe
         Houston, Texas                                       77027
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (713) 693-9300


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Item 5. Other Events.

     On November 1, 2002, Prosperity Bancshares, Inc. (the "Company") publicly disseminated a press release announcing that it had completed its acquisition of First National Bank of Bay City, Bay City, Texas. The purpose of this Current Report on Form 8-K is to file as Exhibit 99.1 a copy of the Company's press release dated November 1, 2002 announcing such event. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

Item 7. Financial Statements and Exhibit.

     Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

     99.1 - Press Release dated November 1, 2002.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PROSPERITY BANCSHARES, INC.


Dated:  November 1, 2002                By:  /s/ James D. Rollins III
                                           -------------------------------------
                                           James D. Rollins III
                                           Senior Vice President


                                  EXHIBIT INDEX

Exhibit
Number                   Description
-------                  -----------
  99.1           Press Release dated November 1, 2002.

                                       2